SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                DECEMBER 7, 2006
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a material definitive agreement

On November 27, 2006 Alanco's TSI Prism subsidiary announced the award of a contract for a $650,000 RFID tracking system in an Indiana juvenile detertion center. A copy of the press release is attached.

On November 30, 2006, Alanco's Excel/Meridian Data announced the receipt of a $900,000 contract for Network Attached Storage. A copy of the press release is attached.

Item 9.01

     Exhibits 99.1  Press release from Alanco Technologies, Inc., dated
                    November 27, 32006, TSI Prism Indiana contract.

              99.2 Press release from Alanco Technologies, Inc., dated November 30, 2006, Excel/Meridian Data contract

                                   SIGNATURES

Date: December 7, 2006                 By:  /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer